                                                                    EXHIBIT 99.8


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: Lason PMC, Inc.                                       Case No.: 01-11492
                                               Reporting Period:  December 2001


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS



                                                                      CURRENT                  CUMULATIVE
                                                                      -------                  ----------

Cash - Beginning of the Month                                               $1,383.62                      $1,383.62

Receipts                                                      OPERATING
Total Receipts                                                                  $0.00                          $0.00

Disbursements
Total Disbursements                                                             $0.00                          $0.00

Net Cash Flow                                                                   $0.00                          $0.00

Cash - End of the Month                                                     $1,383.62                      $1,383.62


In Re: Lason PMC, Inc.                                         Case No. 01-11492
                                                 Reporting Period: December 2001


BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.




                                   ASSETS                                  BOOK VALUE AT END OF     BOOK VALUE ON PETITION
CURRENT ASSETS                                                            CURRENT REPORTING MONTH            DATE

Unrestricted Cash and Equivalents                                                  1,384                      1,384
Restricted Cash and Cash Equivalents (see continuation sheet)                                                    --
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                               1,384                      1,384
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                            --                         --
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                19,346,912                 19,346,912
TOTAL OTHER ASSETS                                                            19,346,912                 19,346,912

TOTAL ASSETS                                                                  19,348,296                 19,348,296



                                                                           BOOK VALUE AT END OF     BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                      CURRENT REPORTING MONTH            DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                        --                         --
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                        --                         --

TOTAL LIABILITIES                                                                     --                         --
OWNER EQUITY
Capital Stock                                                                        100                        100
Additional Paid-In Capital                                                    14,059,829                 14,059,829
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                               5,288,367                  5,288,367
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                              19,348,296                 19,348,296
TOTAL LIABILITIES AND OWNERS' EQUITY                                          19,348,296                 19,348,296


In Re: Lason PMC, Inc.                                         Case No. 01-11492
                                                 Reporting Period: December 2001

                       BALANCE SHEET -continuation sheet


                                                                            BOOK VALUE AT END OF    BOOK VALUE ON PETITION
                                  ASSETS                                    CURRENT REPING MONTH             DATE

Other Current Assets








Other Assets

Due to Lason PMC                         19,193,036                 19,193,036
Organization Costs - net                    153,876                    153,876





                                         19,346,912                 19,346,912



                                                                            BOOK VALUE AT END OF    BOOK VALUE ON PETITION
                       LIABILITIES AND OWNER EQUITY                         CURRENT REPORTING MONTH             DATE
Other Postpetition Liabilities






Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)

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Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.